MUNIYIELD
FUND, INC.








FUND LOGO








Annual Report

October 31, 1996




Officers and Directors
Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MYD



This report, including the financial information herein, is transmitted to the shareholders of MuniYield Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



MuniYield Fund, Inc.


DEAR SHAREHOLDER

For the year ended October 31, 1996, the Common Stock of MuniYield Fund, Inc. earned $1.036 per share income dividends, which included earned and unpaid dividends of $0.085. This represents a net annualized yield of 6.61%, based on a month-end per share net asset value of $15.68. Over the same period, the total investment return on the Fund's Common Stock was +8.61%, based on a change in per share net asset value from $15.47 to $15.68, and assuming reinvestment of $1.037 per share income dividends.

For the six-month period ended October 31, 1996, the total investment return on the Fund's Common Stock was +6.64%, based on a change in per share net asset value from $15.22 to $15.68, and assuming reinvestment of $0.518 per share income dividends.

For the six-month period ended October 31, 1996, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 3.21%; Series B, 3.23%; Series C, 4.03%; Series D, 3.72%; and
Series E, 3.27%.

The Municipal Market Environment
Municipal bond yields generally moved lower during the six-month period ended October 31, 1996. Long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined approximately 35 basis points (0.35%) to end the October period at approximately 5.94%. The municipal bond market exhibited considerable weekly yield volatility over the last six months with bond yields vacillating as much as 20 basis points. This ongoing volatility was in response to fluctuating evidence regarding the degree to which recent economic growth will result in any significant increase in inflationary pressures. Much of the evidence supporting stronger growth centered around the strong employment growth seen in April and June and bond yields rose in response. Other, more recent, economic indicators suggested that economic growth will not be excessive and inflationary pressures will remain well-contained. This continued benign inflationary environment supported lower tax-exempt bond yields in recent months. US Treasury bond yields exhibited similar, albeit greater, volatility during the period falling over 20 basis points to end the period at 6.64%. Over the past six months, tax-exempt bond yields registered significantly greater declines than shown by the US Treasury bond market. This relative outperformance by the municipal bond market was largely the result of the strong technical support the tax-exempt market enjoyed throughout most of 1996. Perhaps most significantly, the pace of new bond issuance recently slowed.

Over the last year, approximately $180 billion in long-term municipal securities was issued, an increase of over 25% compared to the same period a year ago. Much of this increase was the result of issuers seeking to refinance their existing higher-couponed debt as interest rates declined in 1995 and early 1996. As interest rates rose, these financings became increasingly economically impractical, and issuance declined. Over the last six months, approximately $90 billion in long-term, tax-exempt securities was underwritten, an increase of 5% versus the comparable period a year earlier. Only $41 billion in tax-exempt securities was issued in the last three months, a 3% decline in issuance versus the October 31, 1995 quarter.

At the same time, investor demand remained consistently strong. With nominal new-issue yields generally above 6%, retail investor interest was steady. Additionally, investors received over $50 billion this June and July in assets derived from coupon income, bond maturities, and proceeds from early redemptions. Annual new bond issuance declined in recent years and is expected to remain below levels seen in the early 1990s. Consequently, as the higher-couponed bonds issued in the early-to-mid 1980s were redeemed at their first optional call dates, the total number of outstanding tax-exempt bonds has declined. This combination of a declining net supply and significant amounts of assets available for investment helped maintain investor demand in recent months.

It is unlikely that the municipal bond market will continue to significantly outperform US Treasury securities in the near future. The tax-exempt bond market's recent performance led to the yield ratio between long-term taxable and tax-exempt securities falling from in excess of 90% to approximately 85%. While historically still very attractive, some institutional investors, particularly short-term traders, began to view the tax-exempt bond market's recent outperformance as an opportunity to sell a relatively expensive asset. However, to the long-term investor such a sale would represent the loss of an attractively priced asset which may not be easily replaced given the relative scarcity of municipal bonds under present supply conditions.

Looking ahead, no clear consensus for the direction of interest rates currently exists. Perhaps, the primary focus going forward will be the extent to which the increase in interest rates seen thus far in 1996 will negatively impact future economic growth. Should growth slow in the interest rate-sensitive sectors of the economy, like housing, auto, and consumer spending, as many economists assert is likely, then bond yields are likely to decline. Under such a scenario, the municipal bond market's performance is likely to closely mirror that of the US Treasury bond market.

Portfolio Strategy
Despite the continued volatility in the fixed-income markets this past year, MuniYield Fund, Inc.'s net asset value appreciated while consistently providing an attractive level of tax-exempt income to shareholders. In our April shareholder report, we discussed our more constructive market outlook and an investment strategy designed to position the Fund more advantageously. For the last six months, our efforts were directed toward increasing the portfolio's interest rate sensitivity without negatively impacting the monthly dividend. To a large degree, these efforts were successful, since the Fund provided superior performance in a period of stable to declining interest rates while sustaining a competitive yield throughout.

A positive byproduct of this strategy was the gradual extension in the average call protection for all the holdings. For the long-term investor, the possibility of early redemption prior to maturity represents a serious threat to a reliable and constant stream of interest income. Since most tax-exempt investors rely on that steady stream of income, the maintenance of stable call protection over the long term remains a priority for us.

Apart from the shift in our market outlook, there was no appreciable change in portfolio composition in terms of either credit rating or sector diversification. Approximately 90% of the Fund's holdings are rated investment grade by at least one of the major rating agencies, while fully 20% are classified as corporate-related industrial development bonds. We currently maintain a significant amount of New York securities in the Fund's portfolio, since this sector had declined to attractive levels because of substantial new-issue supply within a fairly brief time frame. This supply imbalance should correct itself shortly, affording the opportunity to lock in a profit and return a more balanced market weighting in the New York sector.

In the upcoming months, we will continue to closely follow economic releases for renewed signs of economic vigor. However, currently the economy appears to have slowed to trend growth from the outsized gain registered during the second quarter. Investor concerns of a restrictive monetary policy subsided, thereby alleviating near-term concerns about an increase in short-term interest rates. Therefore, the current environment appears quite favorable for leveraged products such as MuniYield Fund, Inc. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniYield Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President

(Theodore R. Jaeckel, Jr.)
Theodore R. Jaeckel, Jr.
Vice President and Portfolio Manager


December 4, 1996


PROXY RESULTS

During the six-month period ended October 31, 1996, MuniYield Fund,
Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 19, 1996. The description of each proposal and number of shares voted are as follows:

                                                                                  Shares Voted            Shares Voted
                                                                                      For              Without Authority
1.To elect the Fund's Board of Directors:       Herbert I. London                  35,777,286               621,370
                                                Robert R. Martin                   35,771,493               627,163
                                                Andre F. Perold                    35,763,243               635,413
                                                Arthur Zeikel                      35,759,438               639,218

                                                                            Shares Voted       Shares Voted       Shares Voted
                                                                                For              Against            Abstain
2.To ratify the selection of Deloitte & Touche LLP as the Fund's
  independent auditors.                                                      35,613,171          207,178            578,307

During the six-month period ended October 31, 1996, MuniYield Fund,
Inc. Preferred Stock shareholders (Series A, B, C, D and E) voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 19, 1996. The description of each proposal and number of shares voted are as follows:

                                                                                  Shares Voted            Shares Voted
                                                                                      For              Without Authority
1.To elect the Fund's Board of Directors:
  James H. Bodurtha, Herbert I. London,
  Robert R. Martin, Joseph L. May,
  Andre F. Perold and Arthur Zeikel as follows: Series A                             1,688                  0
                                                Series B                               977                  0
                                                Series C                             1,662                 96
                                                Series D                             1,557                  0
                                                Series E                             2,281                  0

                                                                  Shares Voted      Shares Voted       Shares Voted
                                                                      For             Against            Abstain
2.To select Deloitte & Touche LLP as the
  Fund's independent auditors as follows:       Series A             1,688               0                  0
                                                Series B               977               0                  0
                                                Series C             1,662               0                 96
                                                Series D             1,557               0                  0
                                                Series E             2,281               0                  0



THE BENEFITS AND RISKS OF LEVERAGING


MuniYield Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.



PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


AMT   Alternative Minimum Tax (subject to)
GO    General Obligation Bonds
HDA   Housing Development Authority
HFA   Housing Finance Agency
IDA   Industrial Development Authority
IDB   Industrial Development Board
IDR   Industrial Development Revenue Bonds
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
S/F   Single-Family
UT    Unlimited Tax
VRDN  Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                  (in Thousands)
                 S&P     Moody's  Face                                                                           Value
State           Ratings  Ratings Amount                       Issue                                            (Note 1a)
Alabama--1.1%   BBB      Baa1   $ 8,750    Courtland, Alabama, IDB, IDR, Refunding (Champion
                                           International Corporation), Series A, 7.20% due 12/01/2013           $  9,447

Alaska--5.2%    A+       Aa      12,285    Alaska State Housing Finance Corporation, GO, Series B, 7%
                                           due 12/01/2027                                                         12,826
                                           Valdez, Alaska, Marine Terminal Revenue Refunding Bonds:
                NR*      NR*     10,050      (Amerada Hess Pipeline Corporation), 6.10% due 2/01/2024              9,845
                AA       Aa3      8,000      (British Petroleum Pipeline), Series B, 7% due 12/01/2025             8,735
                AA       Aa3     10,635      (Sohio Pipeline--British Petroleum Oil), 7.125% due
                                             12/01/2025                                                           11,737

Arizona--0.5%   A        A1       5,095    Phoenix, Arizona, Civic Improvement Corporation, Wastewater
                                           System, Lease Revenue Refunding Bonds, 4.75% due 7/01/2023              4,370

California--3.1%                           Foothill/Eastern Transportation Corridor Agency, California,
                                           Toll Road Revenue Bonds, Senior Lien, Series A:
                BBB-     Baa     10,000      6.25%** due 1/01/2018                                                 2,609
                BBB-     Baa     24,250      6.24%** due 1/01/2020                                                 5,572
                BBB-     Baa     30,245      6.24%** due 1/01/2021                                                 6,522
                BBB-     Baa     25,000      6.25%** due 1/01/2022                                                 5,035
                AAA      NR*      5,000    Orange County, California, Community Facilities District, Special
                                           Tax No. 88-1 (Aliso Viejo Project), Series A, 7.35% due
                                           8/15/2002 (b)                                                           5,818

Colorado--4.5%                             Denver, Colorado, City and County Airport Revenue Bonds:
                BBB      Baa      8,000      AMT, Series D, 7.75% due 11/15/2013                                   9,510
                BBB      Baa      3,310      AMT, Series D, 7.75% due 11/15/2021                                   3,666
                BBB      Baa     14,350      Series A, 7.25% due 11/15/2002 (b)                                   16,545
                AAA      NR*      4,900      Series A, 7.25% due 11/15/2002 (b)                                    5,661
                NR*      NR*      1,650    Mountain Village, Colorado, Metropolitan District, Refunding
                                           (San Miguel County), UT, 7.95% due 12/01/2003                           1,836

Connecticut     NR*      B1       2,605    New Haven, Connecticut, Facilities Revenue Bonds
--0.3%                                     (Hill Health Corporation Project), 9.25% due 5/01/2017                  2,829

District of     A+       A3       4,940    District of Columbia Revenue Bonds (Howard University),
Columbia--0.6%                             Series B, 6.75% due 10/01/2012                                          5,230

Florida--2.9%   AA       Aa      19,285    Florida State Department of Transportation (Right of Way
                                           Acquisition and Bridge), 5.375% due 7/01/2026                          18,551
                AAA      Aaa      6,060    Sarasota County, Florida, Utility System Revenue Refunding
                                           Bonds, Series A, 5.25% due 10/01/2025 (h)                               5,766

Georgia--1.4%   NR*      NR*      5,620    Atlanta, Georgia, Urban Residential Finance Authority,
                                           College Facilities Revenue Bonds (Morris Brown College
                                           Project), 9.50% due 12/01/2001 (b)                                      6,991
                AAA      Aaa      4,200    Municipal Electric Authority, Georgia, Special Obligation Bonds
                                           (Fifth Crossover Series, Project One), 6.40% due 1/01/2013 (c)(j)       4,610

Hawaii--0.9%                               Hawaii State, Housing Finance and Development Corporation,
                                           S/F Mortgage Purchase Revenue Bonds:
                A        Aa       1,945      AMT, Series A, 7% due 7/01/2011                                       2,033
                A        Aa         870      AMT, Series A, 7.10% due 7/01/2024                                      911
                A        Aa       3,040      Series B, 6.90% due 7/01/2016                                         3,199
                A        Aa       1,110      Series B, 7% due 7/01/2031                                            1,166

Idaho--0.5%     AA       NR*      4,030    Idaho Housing Agency, S/F Mortgage, AMT, Senior Series C-2,
                                           7.15% due 7/01/2023                                                     4,244

Illinois--4.4%  AAA      Aaa     10,000    Chicago, Illinois, Refunding, Series B, 5.125% due 1/01/2025 (h)        9,158
                NR*      Aaa      5,000    Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series B,
                                           7.625% due 9/01/2027 (f)(g)                                             5,547
                AAA      Aaa      3,000    Chicago, Illinois, Water Revenue Bonds, 5% due 11/01/2025 (h)           2,692
                BBB      Baa1     2,750    Illinois Development Finance Authority, PCR, Refunding
                                           (Illinois Power Company Project), Series A, 7.375% due 7/01/2021        3,056


SCHEDULE OF INVESTMENTS (continued)                                                                      (in Thousands)
                 S&P     Moody's  Face                                                                           Value
State           Ratings  Ratings Amount                       Issue                                            (Note 1a)
Illinois        NR*      NR*    $ 2,500    Illinois Educational Facilities Authority Revenue Bonds
(concluded)                                (Chicago Osteopathic Health Systems), 7.25% due 11/15/2019 (b)       $  2,957
                                           Illinois Health Facilities Authority Revenue Bonds:
                A        A        1,500      (Edward Hospital Association Project), 7% due 2/15/2022               1,592
                BBB      NR*      2,625      Refunding (Saint Elizabeth's Hospital of Chicago),
                                             7.75% due 7/01/2016                                                   2,884
                BBB-     NR*      8,000    Metropolitan Pier and Exposition Authority, Illinois, Hospitality
                                           Facilities Revenue Bonds (McCormick Place Convention),
                                           7% due 7/01/2026                                                        8,807
                A1+      VMIG1++    100    Southwestern Illinois Development Authority, Solid Waste
                                           Disposal Revenue Bonds (Shell Oil Co.--Wood River Project),
                                           VRDN, AMT, 3.65% due 4/01/2022 (a)                                        100

Indiana--3.0%   NR*      A        1,150    Indiana Health Facilities Finance Authority, Hospital Revenue
                                           Refunding Bonds (Saint Anthony Medical Center), Series A,
                                           7% due 10/01/2017                                                       1,234
                BBB      Baa2    10,000    Indianapolis, Indiana, Airport Authority, Special Facilities
                                           Revenue Bonds (Federal Express Corporation Project),
                                           AMT, 7.10% due 1/15/2017                                               10,693
                A+       NR*     11,775    Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                           Refunding, Series D, 6.75% due 2/01/2020                               12,711

Kansas--1.1%    AAA      Aaa      8,300    Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                           Company Project), 7% due 6/01/2031 (e)                                  9,148

Kentucky--1.2%  BB+      Baa3     5,785    Kenton County, Kentucky, Airport Board, Special Facilities
                                           Airport Revenue Bonds (Delta Airlines Project), AMT, Series A,
                                           7.50% due 2/01/2020                                                     6,214
                NR*      NR*      4,000    Perry County, Kentucky, Solid Waste Disposal Revenue
                                           Bonds (TJ International Project), AMT, 7% due 6/01/2024                 4,133

Louisiana--4.9% NR*      Baa2    35,000    Lake Charles, Louisiana, Harbor and Terminal District,
                                           Port Facilities Revenue Refunding Bonds (Trunkline
                                           Company Project), 7.75% due 8/15/2022                                  39,482
                                           Saint Charles Parish, Louisiana, PCR, VRDN, AMT (a):
                A1+      VMIG1++    400      (Shell Oil Company--Norco Project), 3.65% due 11/01/2021                400
                A1+      VMIG1++  1,200      (Shell Oil Company Project), Series A, 3.65% due 10/01/2022           1,200

Maine--0.3%     BBB-     NR*      2,100    Maine Finance Authority, Solid Waste Disposal Revenue Bonds
                                           (Boise Cascade Corporation Project), AMT, 7.90% due 6/01/2015           2,277

Maryland--1.3%  NR*      NR*      3,000    Maryland State Energy Financing Administration, Limited
                                           Obligation Revenue Bonds (Cogeneration--AES Warrior Run),
                                           AMT, 7.40% due 9/01/2019                                                3,149
                A-       NR*      2,500    Maryland State Energy Financing Administration, Solid Waste
                                           Disposal and Limited Obligation Revenue Bonds  (Wheelabrator
                                           Water Projects), AMT, 6.30% due 12/01/2010                              2,599
                NR*      Aaa      4,500    Prince Georges County, Maryland, Hospital Revenue Bonds
                                           (Dimensions Health Corporation Issue), 7.25% due 7/01/2002 (b)          5,178

Massachusetts   AAA      Aaa      5,000    Massachusetts State, HFA, Residential Development Bonds,
--1.4%                                     Series C, 6.90% due 11/15/2021 (f)                                      5,266
                A+       Aa       5,970    Massachusetts State, HFA, S/F Housing Revenue Bonds,
                                           AMT, Series 38, 7.20% due 12/01/2026                                    6,386

Michigan--1.8%                             Detroit, Michigan, GO, UT, Series A:
                BBB      Baa      2,500      6.70% due 4/01/2010                                                   2,621
                BBB      Baa      1,500      6.80% due 4/01/2015                                                   1,580
                AAA      Aaa      4,935    Detroit, Michigan, Water Supply System Revenue Bonds,
                                           Second Lien, Series A, 5.50% due 7/01/2025 (e)                          4,789
                AA-      A1       5,575    Michigan State Building Authority, Revenue Refunding Bonds,
                                           Series I, 6.75% due 10/01/2011                                          5,964
                NR*      VMIG1++    100    Michigan State Strategic Fund, Solid Waste Disposal Revenue Bonds
                                           Grayling Generating Project), VRDN, AMT, 3.60% due 1/01/2014 (a)          100


SCHEDULE OF INVESTMENTS (continued)                                                                      (in Thousands)
                 S&P     Moody's  Face                                                                           Value
State           Ratings  Ratings Amount                       Issue                                            (Note 1a)
Minnesota       AA+      A1     $10,000    Minnesota State, HFA, Housing Development, Series A, 6.95%
--2.5%                                     due 2/01/2014                                                        $ 10,568
                AA+      Aa       3,410    Minnesota State, HFA, S/F Mortgage, AMT, Series A, 7.05%
                                           due 7/01/2022                                                           3,549
                AA-      A1         600    Red Wing, Minnesota, PCR (Northern States Power
                                           Company Project), VRDN, 3.65% due 3/01/2011 (a)                           600
                BBB      Baa1     5,700    Sartell, Minnesota, PCR, Refunding (Champion International
                                           Corporation), 6.95% due 10/01/2012                                      6,073

Mississippi     A        A2      17,750    Lowndes County, Mississippi, Solid Waste Disposal and PCR,
--2.4%                                     Refunding (Weyerhaeuser Company Project), Series A,
                                           6.80% due 4/01/2022                                                    20,158

Missouri--1.3%  BBB-     NR*      2,885    Joplin, Missouri, IDA, Hospital Facilities Revenue Refunding and
                                           Improvement Bonds (Tri-State Osteopathic), 8.25% due 12/15/2014         3,119
                AAA      NR*      6,500    Missouri State Housing Development Commission, S/F Mortgage
                                           Revenue Bonds, AMT, Series B, 7.55% due 9/01/2027 (f)(g)                7,220

New Jersey      AAA      NR*      9,500    New Jersey State Housing and Mortgage Finance Agency,
--2.9%                                     M/F Housing Revenue Refunding Bonds (Presidential Plaza),
                                           7% due 5/01/2030 (d)                                                   10,191
                AAA      Aaa     15,000    New Jersey State Transportation Trust Fund Authority,
                                           Transportation System, Series A, 4.75% due 12/15/2016 (e)              13,522

New Mexico--2.6%                           Farmington, New Mexico, PCR, Refunding, Series A:
                BB+      Ba1     15,000      (Public Service Company--San Juan Project), 6.40%
                                             due 8/15/2023                                                        15,029
                A+       A2       5,850      (Southern California Edison Company), 7.20% due 4/01/2021             6,364

New York--23.6%                            New York City, New York, GO, UT:
                BBB+     Baa1     7,500      Refunding, Series C, 5.875% due 2/01/2016                             7,252
                BBB+     Baa1     5,000      Refunding, Series C, 6% due 2/01/2022                                 4,854
                BBB+     Baa1     2,825      Series A, 7.75% due 8/15/2001 (b)                                     3,236
                AAA      Aaa      2,740      Series A, 7.75% due 8/15/2001 (b)                                     3,159
                BBB+     Baa1       305      Series A, 7.75% due 8/15/2008                                           340
                BBB+     Baa1     3,470      Series A, 7.75% due 8/15/2012                                         3,870
                BBB+     Baa1     2,260      Series A, 7.75% due 8/15/2016                                         2,521
                BBB+     Baa1       110      Series B, 7% due 6/01/2001 (b)                                          122
                BBB+     Baa1     8,970      Series B, 5.875% due 8/15/2013                                        8,722
                BBB+     Baa1     4,390      Series B, 7% due 6/01/2016                                            4,664
                BBB+     Baa1    15,000      Series B, Fiscal 92, 7.75% due 2/01/2010                             16,783
                BBB+     Baa1     1,555      Series B, Fiscal 92, 7.75% due 2/01/2013                              1,732
                BBB+     Baa1     6,400      Series B, Sub-Series B-1, 7% due 8/15/2016                            6,887
                BBB+     Baa1     5,000      Series C, Sub-Series C-1, 7.50% due 8/01/2021                         5,562
                                           New York State Dormitory Authority Revenue Bonds:
                BBB      Baa1     5,225      (Department of Health), 5.50% due 7/01/2025                           4,849
                BBB+     Baa1    14,000      (State University Educational Facilities), 5.50% due 5/15/2026       13,036
                BBB+     Baa1    20,000      (State University Educational Facilities), Series B,
                                             5.75% due 5/15/2024                                                  19,071
                                           New York State Environmental Facilities Corporation, PCR
                                           (State Water, Revolving Fund):
                A-       Aa      17,000      Refunding, Series A, 5.875% due 6/15/2014                            17,343
                A        Aa      24,400      Series E, 6.875% due 6/15/2010                                       26,803
                                           New York State Local Government Assistance Corporation
                                           Revenue Bonds:
                A        A        9,000      Refunding, Series C, 5.50% due 4/01/2017                              8,880
                A        A        5,000      Refunding, Series E, 5% due 4/01/2021                                 4,554
                A        A        6,000      Series A, 6.50% due 4/01/2020                                         6,365
                AAA      Aaa      5,000      Series D, 7% due 4/01/2002 (b)                                        5,666
                A        A        7,000      Series D, 5% due 4/01/2023                                            6,239

SCHEDULE OF INVESTMENTS (continued)                                                                      (in Thousands)
                 S&P     Moody's  Face                                                                           Value
State           Ratings  Ratings Amount                       Issue                                            (Note 1a)
New York        AAA      Aaa    $ 8,500    New York State Thruway Authority, Highway and Bridge
(concluded)                                Trust Fund, Series B, 5.125% due 4/01/2015 (e)                       $  8,077
                AAA      Aaa      5,000    Triborough Bridge and Tunnel Authority, New York, General
                                           Purpose Revenue Refunding Bonds, Series Y, 6.125%
                                           due 1/01/2021 (i)                                                       5,387

North Carolina  A        A2       4,540    Martin County, North Carolina, Industrial Facilities and Pollution
--3.2%                                     Control Financing Authority, Solid Waste Revenue Bonds
                                           (Weyerhaeuser Company Project), AMT, 6% due 11/01/2025                  4,578
                                           North Carolina HFA, S/F Revenue Bonds:
                AA       Aa       5,300      AMT, Series T, 7.05% due 9/01/2020                                    5,540
                AA       Aa      15,280      Refunding, Series S, 6.95% due 3/01/2017                             16,176

North Dakota    A+       Aa       3,770    North Dakota State, HFA, S/F Mortgage Revenue Bonds,
--0.5%                                     Series A, 7% due 7/01/2023                                              3,962

Ohio--1.2%      NR*      Ba1      3,600    Hilliard, Ohio, IDR, Refunding (Kroger Co.), 8.10% due 7/01/2012        3,981
                NR*      Ba1      3,600    Lucas County, Ohio, IDR, Refunding (Kroger Co.), 8.50% due 7/01/2011    3,992
                BBB      Baa1     2,000    Montgomery County, Ohio, Health Systems Revenue Bonds
                                           (Franciscan Sisters of the Poor), Series B-1, 8.10% due 7/01/2018       2,289

Oklahoma--0.4%  BBB      Baa      3,250    Holdenville, Oklahoma, Industrial Authority, Correctional Facility
                                           Revenue Bonds, 6.70% due 7/01/2015                                      3,353

Pennsylvania    BB       Ba2      2,500    Beaver County, Pennsylvania, IDA, PCR, Refunding
--4.1%                                     (Cleveland Electric Co. Project), 7.625% due 5/01/2025                  2,678
                AAA      Aaa      8,700    Bethlehem, Pennsylvania, Water Authority, Revenue Refunding
                                           Bonds, 4.875% due 11/15/2014 (e)                                        7,980
                NR*      Ba1      1,995    McCandless, Pennsylvania, IDA, IDR, Refunding (Kroger Co.),
                                           7.375% due 10/15/2007                                                   2,142
                                           Pennsylvania Convention Center Authority, Revenue Refunding
                                           Bonds, Series A:
                BBB-     Baa      9,675      6.70% due 9/01/2014                                                  10,417
                BBB-     Baa      5,000      6.75% due 9/01/2019                                                   5,383
                AA+      Aa       5,250    Pennsylvania HFA, S/F Mortgage, AMT, Series 42, 6.85%
                                           due 4/01/2025                                                           5,527

South Carolina  A-       A1       2,500    Richland County, South Carolina, PCR, Refunding (Union Camp
--0.3%                                     Corporation Project), Series C, 6.55% due 11/01/2020                    2,655

South Dakota    BBB      Baa      2,500    South Dakota State Health and Educational Facilities Authority,
--0.3%                                     Revenue Refunding Bonds (Prairie Lakes Health Care),
                                           7.25% due 4/01/2022                                                     2,635

Tennessee--0.4% NR*      NR*      1,630    Knox County, Tennessee, Health, Educational, and Housing
                                           Facilities Board, Hospital Facilities Revenue Bonds (Baptist
                                           Health Systems of East Tennessee), 8.50% due 4/15/2004                  1,730
                AAA      Aaa      4,250    Metropolitan Government, Nashville and Davidson County, Tennessee,
                                           Electric Revenue Bonds, Series A, 5.90%** due 5/15/2011 (e)             1,904

Texas--6.6%     BBB      Baa2     3,450    Alliance Airport Authority, Inc., Texas, Special Facilities
                                           Revenue Bonds (Federal Express Corporation Project),
                                           AMT, 6.375% due 4/01/2021                                               3,455
                A-       A        3,800    Ector County, Texas, Hospital District, Hospital Revenue Bonds
                                           (Medical Center Hospital), 7.30% due 4/15/2012                          4,186
                AA-      Aa3      5,000    Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste
                                           Disposal Facilities Revenue Bonds (du Pont (E.I.) de Nemours
                                           and Co. Project), AMT, 6.40% due 4/01/2026                              5,204
                A1+      VMIG1++    500    Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue Bonds (Citgo
                                           Petroleum Corp. Project), VRDN, AMT, 3.70% due 4/01/2026 (a)              500
                BBB      Baa1     8,400    Gulf Coast, Texas, Waste Disposal Authority Revenue Bonds
                                           (Champion International Corporation), AMT, 7.45% due 5/01/2026          9,032


SCHEDULE OF INVESTMENTS (concluded)                                                                      (in Thousands)
                 S&P     Moody's  Face                                                                           Value
State           Ratings  Ratings Amount                       Issue                                            (Note 1a)
Texas           A1+      NR*    $   200    Gulf Coast, Texas, Waste Disposal Authority, Pollution Control
(concluded)                                and Solid Waste Disposal, Revenue Refunding Bonds (Amoco Oil
                                           Co. Project), VRDN, AMT, 3.65% due 5/01/2024 (a)                     $    200
                AAA      Aaa      5,500    Harris County, Texas, Toll Road, Refunding, Senior Lien,
                                           5% due 8/15/2016 (h)                                                    5,089
                AAA      Aaa      5,125    Houston, Texas, Water and Sewer System Revenue Bonds,
                                           Junior Lien, Series A, 6.375% due 12/01/2022 (e)                        5,455
                BB       Ba       5,000    Odessa, Texas, Junior College District, Revenue Refunding Bonds,
                                           Series A, 8.125% due 12/01/2018                                         5,409
                A+       A2       5,000    Port Corpus Christi Authority, Texas, Nueces County, PCR (Hoechst
                                           Celanese Corporation Project), AMT, 6.875% due 4/01/2017                5,354
                A+       A2       5,000    Red River Authority, Texas, PCR (Hoechst Celanese Corporation
                                           Project), AMT, 6.875% due 4/01/2017                                     5,355
                                           Travis County, Texas, Housing Finance Corporation, Residential
                                           Mortgage Revenue Refunding Bonds, Series A (f)(g):
                AAA      NR*        880      7% due 12/01/2011                                                       929
                AAA      NR*      2,805      7.05% due 12/01/2025                                                  2,960
                A1+      Aa3      1,500    West Side Calhoun County, Texas, Navigational District, Sewer and
                                           Solid Waste Disposal Revenue Bonds (BP Chemicals Inc. Project),
                                           VRDN, AMT, 3.65% due 4/01/2031 (a)                                      1,500

Utah--0.7%      BBB+     Baa2     3,300    Carbon County, Utah, Solid Waste Disposal Revenue Refunding
                                           Bonds (Laidlaw Inc.--ECDC Project), AMT, Series A, 7.50%
                                           due 2/01/2010                                                           3,635
                AA       NR*      1,890    Utah State, HFA, S/F Mortgage, AMT, Series E-2, 7.15% due 7/01/2024     1,974

Virginia--1.0%  AA+      Aa1      8,125    Virginia State, HDA, Commonwealth Mortgage, Series A, 7.10%
                                           due 1/01/2025                                                           8,523

Washington      BBB+     Baa1     2,420    Pilchuck Development Public Corporation, Washington,
--2.9%                                     Special Facilities Airport Revenue Bonds (Tramco Inc.
                                           Project--BF Goodrich), AMT, 6% due 8/01/2023                            2,340
                                           Washington State Public Power Supply System,
                                           Revenue Refunding Bonds (b):
                AA-      Aa1      9,235      (Nuclear Project No. 1), Series A, 7% due 7/01/2000                  10,203
                AA-      Aa1      5,000      (Nuclear Project No. 1), Series A, 6.875% due 7/01/2001               5,549
                AA-      Aa1      5,000      (Nuclear Project No. 2), Series B, 7% due 7/01/2000                   5,524

West Virginia   BBB+     Baa1     7,500    Mason County, West Virginia, PCR, Refunding (Appalachian
--1.4%                                     Power Company Project), Series I, 6.85% due 6/01/2022                   8,101
                NR*      NR*      3,000    Upshur County, West Virginia, Solid Waste Disposal Revenue
                                           Bonds (TJ International Project), AMT, 7% due 7/15/2025                 3,108

Wisconsin--0.3% NR*      A        2,710    Wisconsin State Health and Educational Facilities Authority
                                           Revenue Bonds (Mercy Hospital of Janesville Incorporated),
                                           6.60% due 8/15/2022                                                     2,822

Total Investments (Cost--$774,191)--99.0%                                                                        822,877

Other Assets Less Liabilities--1.0%                                                                                8,247
                                                                                                                --------
Net Assets--100.0%                                                                                              $831,124
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
(b)Prerefunded.
(c)AMBAC Insured.
(d)FHA Insured.
(e)MBIA Insured.
(f)FNMA Collateralized.
(g)GNMA Collateralized.
(h)FGIC Insured.
(i)CAPMAC Insured.
(j)Escrow to Maturity.
 ++Highest short-term rating by Moody's Investors Service, Inc.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
Ratings of issues shown have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1996
Assets:             Investments, at value (identified cost--$774,191,006) (Note 1a)                         $822,876,520
                    Cash                                                                                          38,614
                    Interest receivable                                                                       14,699,181
                    Deferred organization expenses (Note 1e)                                                         886
                    Prepaid expenses and other assets                                                             58,541

                    Total assets                                                                             837,673,742
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $  4,974,438
                      Dividends to shareholders (Note 1f)                                     1,073,535
                      Investment adviser (Note 2)                                               350,832        6,398,805
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       151,396
                                                                                                            ------------
                    Total liabilities                                                                          6,550,201
                                                                                                            ------------

Net Assets:         Net assets                                                                              $831,123,541
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (10,000 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $250,000,000
                      Common Stock, par value $.10 per share (37,061,414 shares
                      issued and outstanding)                                              $  3,706,141
                    Paid-in capital in excess of par                                        519,009,869
                    Undistributed investment income--net                                      6,837,968
                    Undistributed realized capital gains on investments--net                  2,884,049
                    Unrealized appreciation on investments--net                              48,685,514
                                                                                           ------------
                    Total--Equivalent to $15.68 net asset value per share of Common
                    Stock (market price--$14.875)                                                            581,123,541
                                                                                                            ------------
                    Total capital                                                                           $831,123,541
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $ 51,919,151
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  4,120,747
                    Commission fees (Note 4)                                                    643,106
                    Transfer agent fees                                                         119,479
                    Accounting services (Note 2)                                                 88,453
                    Professional fees                                                            83,137
                    Custodian fees                                                               58,318
                    Directors' fees and expenses                                                 45,397
                    Printing and shareholder reports                                             43,603
                    Listing fees                                                                 32,500
                    Pricing fees                                                                 20,367
                    Amortization of organization expenses (Note 1e)                              10,812
                    Other                                                                        37,121
                                                                                           ------------
                    Total expenses                                                                             5,303,040
                                                                                                            ------------
                    Investment income--net                                                                    46,616,111
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                         12,497,013
Unrealized Gain     Change in unrealized appreciation on investments--net                                     (3,902,288)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 55,210,836
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.


Statements of Changes in Net Assets
                                                                                          For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                             1996             1995
Operations:         Investment income--net                                                 $ 46,616,111     $ 47,009,858
                    Realized gain (loss) on investments--net                                 12,497,013       (9,612,893)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         (3,902,288)      59,252,744
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     55,210,836       96,649,709
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (38,420,345)     (37,084,429)
Shareholders          Preferred Stock                                                        (9,067,052)      (8,354,970)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                                   --       (8,130,978)
                      Preferred Stock                                                                --       (1,336,651)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (47,487,397)     (54,907,028)
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                              7,723,439       41,742,681
                    Beginning of year                                                       823,400,102      781,657,421
                                                                                           ------------     ------------
                    End of year*                                                           $831,123,541     $823,400,102
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  6,837,968     $  7,709,254
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                                                            For the Period
The following per share data and ratios have been derived                                                       Nov. 29,
from information provided in the financial statements.                                                         1991++ to
                                                                            For the Year Ended October 31,      Oct. 31,
Increase (Decrease) in Net Asset Value:                                  1996       1995      1994     1993       1992
Per Share           Net asset value, beginning of period              $  15.47   $  14.35  $  16.80  $  14.69   $  14.18
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.26       1.27      1.29      1.31       1.18
                    Realized and unrealized gain (loss) on
                    investments--net                                       .23       1.34     (2.23)     2.27        .57
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.49       2.61      (.94)     3.58       1.75
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                             (1.04)     (1.00)    (1.07)    (1.11)      (.89)
                      Realized gain on investments--net                     --       (.22)     (.23)     (.16)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                   (1.04)     (1.22)    (1.30)    (1.27)      (.89)
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                            --         --        --        --       (.02)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.24)      (.23)     (.18)     (.17)      (.19)
                        Realized gain on investments--net                   --       (.04)     (.03)     (.03)        --
                      Capital charge resulting from issuance of
                      Preferred Stock                                       --         --        --        --       (.14)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.24)      (.27)     (.21)     (.20)      (.33)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.68   $  15.47  $  14.35  $  16.80   $  14.69
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $ 14.875   $ 14.375  $ 12.125  $  16.75   $ 15.125
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     10.88%     29.76%   (20.94%)   19.91%      7.06%+++
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   8.61%     18.00%    (6.71%)   23.83%      9.99%+++
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .64%       .66%      .66%      .64%       .58%*
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Expenses                                              .64%       .66%      .66%      .64%       .65%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.64%      5.91%     5.76%     5.72%      6.08%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                             $581,124   $573,400  $531,657  $619,775   $526,287
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $250,000   $250,000  $250,000  $250,000   $250,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  96.74%     52.99%    44.27%    25.58%     66.45%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,324   $  3,294  $  3,127  $  3,479   $  3,105
                                                                      ========   ========  ========  ========   ========

Dividends Per       Series A--Investment income--net                  $    894   $    887  $    598  $    560   $    680
Share on                                                              ========   ========  ========  ========   ========
Preferred Stock     Series B--Investment income--net                  $    897   $    850  $    733  $    554   $    690
Outstanding:++++++                                                    ========   ========  ========  ========   ========
                    Series C--Investment income--net                  $    998   $    827  $    647  $    566   $    685
                                                                      ========   ========  ========  ========   ========
                    Series D--Investment income--net                  $    888   $    897  $    659  $    556   $    688
                                                                      ========   ========  ========  ========   ========
                    Series E--Investment income--net                  $    875   $    759  $    707  $    542   $    688
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns based on market value, which
                    can be significantly greater or lesser than the net
                    asset value, may result in substantially different returns.
                    Total investment returns exclude the effects of sales
                    loads.
                 ***Do not reflect the effect of dividends to
                    Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on
                    December 23, 1991.
              ++++++Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities.
Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

NOTES TO FINANCIAL STATEMENTS (concluded)


(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $783,928,774 and $780,107,439, respectively.

Net realized and unrealized gains (losses) as of October 31, 1996 were as follows:


                                     Realized
                                      Gains      Unrealized
                                     (Losses)       Gains

Long-term investments             $13,314,243    $48,685,514
Short-term investments                 (1,849)            --
Financial futures contracts          (815,381)            --
                                  -----------    -----------
Total                             $12,497,013    $48,685,514
                                  ===========    ===========

As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $48,501,329, of which $50,028,982 related to appreciated securities and $1,527,653 related to depreciated securities. The aggregate cost of investments at October 31, 1996 for Federal income tax purposes was $774,375,191.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
As of October 31, 1996, shares issued and outstanding remained constant at 37,061,414. At April 30, 1996, total paid-in capital amounted to $522,716,010.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1996 were as follows: Series A, 3.35%; Series B, 3.45%; Series C, 3.75%, Series D, 3.447%; and Series E, 3.075%.

For the year ended October 31, 1996, there were 10,000 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended October 31, 1996, MLPF&S, an affiliate of FAM, earned $355,197 as commissions.

5. Subsequent Event:
On November 8, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.085115 per share, payable on November 27, 1996 to shareholders of record as of November 18, 1996.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
MuniYield Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Fund, Inc. as of October 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period November 29, 1991 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Fund, Inc. as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Princeton, New Jersey
December 4, 1996
</AUDIT-REPORT>





IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by MuniYield Fund, Inc. during its taxable year ended October 31, 1996 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.